HARRIS & HARRIS GROUP, INC.

2006 EQUITY INCENTIVE PLAN

1.           Purpose; Types of Awards; Construction.

The purposes of the Harris & Harris Group, Inc. 2006 Equity Incentive Plan (the "Plan") are to enable Harris & Harris Group, Inc. (the "Company") to afford an incentive to non-employee and employee directors, selected officers and other employees, advisors and consultants of the Company to continue as non-employee directors, officers, employees, advisors or consultants, as the case may be, to increase their efforts on behalf of the Company and its subsidiaries and to promote the success of the Company's business. In the event that the Company receives an exemptive order from the U.S. Securities and Exchange Commission ("SEC") to that effect, the Plan shall provide for the issuance of Awards to former employees of the Company, as well. The Plan provides for the grant of Options (including "incentive stock options" and "nonqualified stock options") and restricted stock. The Plan is designed so that Awards granted hereunder that are intended to comply with the requirements for "performance-based compensation" under Section 162(m) of the Code may comply with such requirements. Various provisions of the Plan may require an exemptive order from the SEC prior to their implementation and accordingly, Awards will be granted only after consultation with the Company's General Counsel.

2.           Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)          "Award" means any Option or Restricted Stock Award granted under the Plan.

(b)          "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

(c)          "Board" means the Board of Directors of the Company.

(d)          "Change in Control" means the occurrence of any of the following:

(i)          any Person is or becomes the "beneficial owner" (as such term is used in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 40% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (iii) below; or

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(ii)         the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)        there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of (A) any parent of the Company or the entity surviving such merger or consolidation (B) if there is no such parent, of the Company or such surviving entity; or

(iv)         the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(e)          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

(f)          "Committee" means the committee established by the Board to administer the Plan, the composition of which shall at all times consist of "non-employee directors" within the meaning of Rule 16b-3, and "outside directors" within the meaning of Section 162(m) of the Code.

(g)          "Company" means Harris & Harris Group, Inc., a corporation organized under the laws of the State of New York, or any successor corporation.

(h)          "Effective Date" means March 29, 2006, the date on which the Plan was adopted by the Board.

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(i)          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

(j)          "Fair Market Value" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Board. Unless otherwise determined by the Board in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange; (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market; or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board, in its sole discretion, shall determine.

(k)          "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(l)          "NQSO" means any Option that is not designated as an ISO.

(m)          "Option" means a right, granted to a Participant under Section 6(b)(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO, provided that ISOs may be granted only to employees of the Company or a "subsidiary corporation" of the Company (within the meaning of Section 424(f) of the Code).

(n)          "Participant" means a person who, as a non-employee director, employee director, officer or other employee, advisor or consultant to the Company or a subsidiary of the Company (or, if the SEC provides exemptive relief to that effect, a former employee of the Company), has been granted an Award under the Plan.

(o)          "Performance Goals" means performance goals based on one or more of the following criteria, determined in accordance with generally accepted accounting principles, where applicable: (i) pre-tax income or after-tax income; (ii) cumulative realized and unrealized net appreciation; (iii) stock price or total stockholder return; (iv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, or goals relating to divestitures, joint ventures or similar transactions; or (v) any other criteria determined by the Board to be appropriate. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or a subsidiary of the Company, all as determined by the Board. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur) and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be evaluated in accordance with generally accepted accounting principles, where applicable, and shall be subject to certification by the Board. The Board shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any subsidiary of the Company or the financial statements of the Company or any subsidiary of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

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(p)          "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(q)          "Plan" means this Harris & Harris Group, Inc. 2006 Equity Incentive Plan, as amended from time to time.

(r)          "Restricted Stock" means an Award of shares of Stock to a Participant under Section 6(b)(ii) that may be subject to certain restrictions and to a risk of forfeiture.

(s)          "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the SEC under Section 16 of the Exchange Act, including any successor to such Rule.

(t)          "SEC" means the U.S. Securities and Exchange Commission.

(u)          "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

(v)          "Stock" means shares of the common stock, par value $0.01 per share, of the Company.

3.           Administration.

The Plan shall be administered by the Board. The Board may appoint a Committee to administer all or a portion of the Plan and to make recommendations to the Board with respect to the Plan and any Award. To the extent that the Board appoints a Committee to administer all or a portion of the Plan, references in the Plan to "the Board" shall be references to "the Committee." The Board may delegate to one or more agents such administrative duties as it may deem advisable, and the Committee or any other person to whom the Board has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or such Committee or person may have under the Plan.

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The Board shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to: (i) grant Awards; (ii) determine the persons to whom and the time or times at which Awards shall be granted; (iii) determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award, including but not limited to the effect of a Change in Control on an Award; (iv) determine Performance Goals no later than such time as required to ensure that an underlying Award that is intended to comply with the requirements of Section 162(m) of the Code so complies; (v) determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; (vi) make adjustments in the terms and conditions of, and the Performance Goals (if any) included in, Awards; (vii) construe and interpret the Plan and any Award; (viii) prescribe, amend and rescind rules and regulations relating to the Plan; (ix) determine the terms and provisions of the Award Agreements (which need not be identical for each Participant); and (x) make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding any other provision of the Plan or any Award Agreement, the Board shall not take any action that would have the effect of reducing the exercise or purchase price of any Award, whether by means of repricing or cancellation and regrant of the Award, without having first obtained the approval of the Company's stockholders.

All decisions, determinations and interpretations of the Board shall be final and binding on all persons, including but not limited to the Company, any subsidiary of the Company, any Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4.           Eligibility.

Awards may be granted to Persons who at the time of grant are natural persons who are non-employee directors, employee directors, officers and other employees, advisors or consultants of the Company, in the discretion of the Board. In the event that the SEC provides exemptive relief to that effect, the Board may also grant Awards to Persons who at the time of grant are former employees of the Company. In determining the persons to whom Awards shall be granted and the type of any Award (including the number of shares to be covered by such Award), the Board shall take into account such factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.

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5.           Stock Subject to the Plan.

The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be equal to twenty percent (20%) of the total shares of Stock issued and outstanding, calculated on a fully diluted basis, as of any date as of or following the Effective Date, such that the number of shares of Stock reserved for the grant of Awards under the Plan shall automatically increase (or decrease) with each increase (or decrease) in the number of shares of Stock issued and outstanding, calculated on a fully diluted basis. All shares of Stock reserved for the grant of Awards under the Plan may be made subject to Options granted under the Plan; provided, however, that in the event that the SEC issues an exemptive order with respect to the issuance of Restricted Stock Awards under the Plan, up to twenty-five percent (25%) of the shares of Stock reserved for the grant of Awards under the Plan may be subject to Restricted Stock Awards at any time during the term of the Plan, subject to adjustment as provided herein. No more than 1,000,000 shares of Stock may be made subject to Awards granted to any Participant in any year, subject to adjustment as provided herein. Determinations made in respect of the limitations set forth in the immediately preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award terminates or expires without a distribution of shares to the Participant, or if shares of Stock are surrendered or withheld as payment of either the exercise price of an Award and/or withholding taxes in respect of an Award, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Stock, deemed dividends or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Board shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of: (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards; (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards; (iii) the exercise price, grant price or purchase price relating to any Award; provided, that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code; and (iv) the Performance Goals applicable to outstanding Awards. In addition, the Board may determine that any such equitable adjustment may be accomplished by making a payment to the Award holder, in the form of cash or other property (including but not limited to shares of Stock).

6.           Terms of Awards.

(a)          General. The term of each Award shall be for such period as may be determined by the Board. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the grant, vesting, maturation or exercise of an Award may be made in such forms as the Board shall determine at the date of grant or thereafter, including, without limitation, cash, Stock or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. The Board may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall determine.

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(b)          Terms of Specified Awards. The Board is authorized to grant the Awards described in this Section 6(b), under such terms and conditions as deemed by the Board to be consistent with the purposes of the Plan. Such Awards may be granted with vesting, value and/or and payment thereof contingent upon Performance Goals. Except as otherwise set forth herein or as may be determined by the Board, each Award granted under the Plan shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Board shall determine at the date of grant or thereafter, including the effect, if any, of a Change in Control on such Award.

(i)          Options. The Board is authorized to grant Options to Participants on the following terms and conditions:

(A)         Type of Award. The Award Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

(B)         Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Board, but in no event shall the per share exercise price of any Option be less than the Fair Market Value of a share of Stock on the date of grant of such Option. The exercise price for Stock subject to an Option may be paid in cash, through a "broker cashless exercise" procedure approved by the Board (to the extent permitted by law) or a combination of the above, in any case in an amount having a combined value equal to such exercise price. An Award Agreement may provide that a Participant may pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company.

(C)         Term and Exercisability of Options. Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Board may determine, as reflected in the Award Agreement; provided, that the Board shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Board or its designated agent.

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(D)         Termination of Employment. An Option may not be exercised unless: (1) the Participant is then a director of, in the employ of, or providing services to the Company; and (2) the Participant has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the Option; provided, that the Award Agreement may contain or be amended to contain provisions providing for the exercisability of any Option until not later than the expiration date of such Option.

(E)         Other Provisions. Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Board may prescribe in its discretion or as may be required by applicable law.

(ii)         Restricted Stock. The Board is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(A)         Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Board may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Board may determine. The Board may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of Performance Goals. Unless otherwise determined by the Board, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends, including deemed dividends, thereon.

(B)         Forfeiture. Upon termination of employment with or service to the Company during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are then subject to restrictions shall be forfeited; provided, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from any cause, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(C)         Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

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(D)         Dividends. Dividends, including deemed dividends, paid on Restricted Stock shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Board, in cash or in shares of Stock having a Fair Market Value equal to the amount of such dividends. Unless otherwise determined by the Board, Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

7.           General Provisions.

(a)          Nontransferability. Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

(b)          No Right to Continued Employment. Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of, or to continue as a director of, or to continue to provide services to, the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment or director or independent contractor relationship.

(c)          Taxes. The Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations. The Board may provide in the Award Agreement that in the event that a Participant is required to pay any amount to be withheld in connection with the issuance of shares of Stock in settlement or exercise of an Award, the Participant may satisfy such obligation (in whole or in part) by electing to have the Company withhold a portion of the shares of Stock to be received upon settlement or exercise of such Award that is equal to the minimum amount required to be withheld.

(d)          Stockholder Approval; Amendment and Termination.

(i)          The Plan shall take effect upon its adoption by the Board but the Plan (and any grants of Awards made prior to the stockholder approval mentioned herein) shall be subject to the requisite approval of the stockholders of the Company.

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(ii)         The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Section 162(m) or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. The Board may at any time and from time to time alter, amend, suspend or terminate an outstanding Award in whole or in part; provided, that in the event an outstanding Option is to be terminated pursuant to this clause (ii), the Option holder may be given sufficient notice of such termination to permit the exercise of the then-vested portion of such Option prior to such Award termination.

(e)          Expiration of Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the Plan shall expire on the tenth anniversary of the Effective Date. No Awards shall be granted under the Plan after such expiration date. Without prejudice to the authority of the Board under Section 7(d)(ii), the expiration of the Plan shall not affect adversely any of the rights of any Participant, without such Participant's consent, under any Award theretofore granted.

(f)          Deferrals. The Board shall have the authority to establish such procedures and programs that it deems appropriate to provide Participants with the ability to defer receipt of cash, Stock or other property payable with respect to Awards granted under the Plan.

(g)          No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan. There is no obligation for uniformity of treatment among Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares.

(h)          Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(i)          No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)          Regulations and Other Approvals.

(i)          The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

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(ii)         Notwithstanding any other provision of the Plan or any Award Agreement, no Award shall be granted to any Participant or become vested or exercisable, be exercised or settled, to the extent such grant, vesting, exercise or other settlement of such Award would cause the Company to not be in compliance with the applicable provisions of the Investment Company Act of 1940. It is acknowledged that as of the Effective Date various provisions permissible under the Plan may require, prior to their implementation, an exemptive order from the SEC after taking into account any exemptive relief received by the Company.

(iii)        Each Award is subject to the requirement that, if at any time the Board determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

(iv)         In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Board may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

(v)          The Board may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to enter into a stockholder agreement or "lock-up" agreement in such form as the Board shall determine is necessary or desirable to further the Company's interests.

(k)          Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

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